UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2015

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.

Current Report on Form 8-K

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.01	Terms Agreement, dated January 21, 2015, among Citigroup Inc. (the “Company”) and the underwriter named therein, relating to the offer and sale of the Company’s 1.990% Notes due January 28, 2028.

4.01	Form of DTC Note for the Company’s 1.990% Notes due January 28, 2028.

4.02	Form of International Note for the Company’s 1.990% Notes due January 28, 2028.

4.03	Agency Agreement, dated January 28, 2015, between the Company and Citibank, N.A.

5.01	Opinion of Barbara Politi, Esq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2015	CITIGROUP INC.

By:	/s/ Barbara Politi
Barbara Politi
Assistant Secretary

Exhibit Index

Exhibit No.	Description

1.01	Terms Agreement, dated January 21, 2015, among Citigroup Inc. (the “Company”) and the underwriter named therein, relating to the offer and sale of the Company’s 1.990% Notes due January 28, 2028.

4.01	Form of DTC Note for the Company’s 1.990% Notes due January 28, 2028.

4.02	Form of International Note for the Company’s 1.990% Notes due January 28, 2028.

4.03	Agency Agreement, dated January 28, 2015, between the Company and Citibank, N.A.

5.01	Opinion of Barbara Politi, Esq.

4